Federated Unconstrained Bond Fund
A Portfolio of Federated Income Securities Trust
Institutional Shares (TICKER FUBDX)
Class A Shares (TICKER FUNAX)

SUPPLEMENT TO PROSPECTUSES and STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 31, 2015
On April 1, 2015, the Board of Trustees (the “Board”) of Federated Income Securities Trust approved a Plan of Liquidation for Federated Unconstrained Bond Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about June 26, 2015 (the “Liquidation” or the “Liquidation Date”).
Accordingly, the Fund may begin positioning the portfolio of the Fund for liquidation, which may cause the Fund to deviate from its stated investment objective and strategies. It is anticipated that the Fund's portfolio will be positioned into cash on or some time prior to the Liquidation Date. Effective as of the close of business on June 1, 2015, the Fund will be closed to new investments.
Any shares outstanding at the close of business on the Liquidation Date will be automatically redeemed. Such redemption shall follow the procedures set forth in the Fund's Prospectus. Any income or capital gains will be distributed to shareholders, if necessary, prior to the Liquidation.
Any time prior to or on the Liquidation Date, the shareholders of the Fund may redeem their shares of the Fund pursuant to the procedures set forth in the Fund's Prospectus. Shareholders may also exchange their shares of the Fund into shares of the same class of another Federated fund if the shareholder meets the eligibility criteria and investment minimum for the Federated fund for which the shareholder is exchanging. The contingent deferred sales charge for Class A shares, if applicable, will be waived for shareholders who redeem their shares prior to or on the Liquidation Date.
If you are a taxable shareholder, the Liquidation of the Fund will be a recognition event. In addition, any income or capital gains distributed to shareholders prior to the Liquidation Date will be subject to tax. All investors should consult with their tax advisor regarding the tax consequences of this Liquidation.
April 1, 2015

Federated Unconstrained Bond Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452542 (4/15)
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